Exhibit 10.38
Document Prepared By
And return to:

David S. Lang, Esq.
Rosenblum, Goldenhersh,
Silverstein & Zafft, P.C.
7733 Forsyth Blvd., Suite 400
St. Louis, Missouri 63105

1.	Title of Document: Modification/Release and Assumption Agreement

2.	Date of Document: January ____, 2014

3.	Grantor(s): Gershman Investment Corp., an Arkansas corporation
7 North Bemiston Avenue
St. Louis, Missouri 63105

4.	Grantee(s): KBS Legacy Partners Lofts LLC, a Delaware limited liability company
Attn:    Kerry Nicholson
7525 SE 24th Street, Suite 180
Mercer Island, Washington 98040
Highlands Lofts, LLC
c/o Balke Brown Transwestern
1001 Highlands Plaza Drive West, Suite 150
St. Louis, Missouri 63110

5.	Legal description: See Exhibit A attached to the document

6.	Reference(s) to Book and Page(s):
Multifamily Deed of Trust, Security Agreement, Assignment of Rents, and Fixture Filing (Missouri): Book 07272012 at Page 0081
Regulatory Agreement For Multi-Family Projects: Book 07272012 at Page 0082
UCC Financing Statement: Book 07272012 at Page 0083
Note:    The terms “grantor” and “grantee” as used in this Cover Page are for recording and indexing purposes only. The instrument itself refers to the parties by other designations.

The Lofts at the Highlands
St. Louis, Missouri
FHA Project No. 085-35545
MODIFICATION/RELEASE AND ASSUMPTION AGREEMENT
THIS MODIFICATION/RELEASE AND ASSUMPTION AGREEMENT (this “Agreement”) is made, as of February 25, 2014, by and among KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company (the “Owner”); HIGHLANDS LOFTS, LLC, a Missouri limited liability company (“Prior Owner”); GERSHMAN INVESTMENT CORP., an Arkansas corporation (the “Mortgagee”); and the SECRETARY OF HOUSING AND URBAN DEVELOPMENT, Washington, D.C., acting by and through the Federal Housing Commissioner (the “Secretary”), under certain provisions of the National Housing Act, as amended.
RECITALS
A.     Owner and Prior Owner entered into that certain Purchase and Sale Agreement dated as of October 16, 2013, as amended (collectively, the “Purchase Agreement”), pursuant to which the Prior Owner agreed to sell, and the Owner agreed to purchase, all of that certain real property located in the City of St. Louis, in the State of Missouri, as more particularly described in Exhibit A attached hereto and made a part hereof (the “Real Property”), on which is constructed that certain rental apartment project known as The Lofts at the Highlands, FHA Project No. 085-35545 (the “Project” and, together with the Real Property, the “Property”).
B.     The Property is encumbered by that certain first lien mortgage loan (the “Loan”) made to the Prior Owner by the Mortgagee, which Loan is evidenced and/or secured by that certain Deed of Trust Note dated as of July 1, 2012, in the original principal amount of THIRTY-TWO MILLION FIVE HUNDRED THIRTY-NINE THOUSAND FOUR HUNDRED and 00/100 DOLLARS ($32,539,400.00)(the “Note”), that certain Multifamily Deed of Trust, Security Agreement, Assignment of Rents, and Fixture Filing (Missouri) of even date therewith and recorded on July 27, 2012 with the Recorder of Deeds of the City of St. Louis, Missouri (the “Land Records”) in Book 07272012 at Page 0081 (the “Mortgage”), those certain UCC-1 Financing Statements filed in the Land Records and with the Missouri Secretary of State showing Prior Owner (as debtor) and Mortgagee (as secured party), and all other instruments executed in connection with the Loan (collectively the “Loan Documents”).
C.     The Loan is insured by the Secretary under Section 221(d)(4) pursuant to 223(a)(7) of the National Housing Act, as amended. In connection therewith, the Prior Owner and the Secretary executed that certain Regulatory Agreement for Multifamily Projects dated as of July 1, 2012 and recorded on July 27, 2012 among the Land Records in Book 07272012 at Page 0082 (the “Regulatory Agreement”). The Regulatory Agreement is incorporated by reference into and made a part of the Mortgage.
D.     Owner has agreed to assume the Prior Owner’s obligations under the Note, the

Mortgage and other Loan Documents (collectively the “Assumed Documents” and individually referred to herein as an “Assumed Document”) pursuant to the terms of this Agreement, and the Prior Owner shall be released of its obligations under the Assumed Documents as of the date hereof, both with the Mortgagee's and the Secretary’s consent thereto, as set forth herein.
E.     Pursuant to the Purchase Agreement, the Prior Owner has, as of the date hereof, conveyed to the Owner all of the Prior Owner's right, title and interest in and to the Property and the Owner has entered into the Assumed Documents with the Mortgagee and the Secretary, respectively.
NOW, THEREFORE, in consideration of the foregoing premises, the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and for their respective successors and assigns, hereby agree as follows:
1.     Incorporation of Recitals. The foregoing recitals are hereby incorporated by reference as if fully set forth herein.
2.     Release and Assumption.
a.     The Owner agrees to assume, and does hereby assume, the obligations of the Prior Owner under the Assumed Documents from and after the date of this Agreement and does hereby agree to be bound by each and every Assumed Document.
b.     The Owner does not assume personal liability for payments due under the Note, the Mortgage, or for the payments to the reserve for replacements under the Regulatory Agreement, or for matters not under its control, provided that the Owner shall remain liable under said Regulatory Agreement only with respect to the matters hereinafter stated, namely:
(i)     for funds or property for the Project coming into its hands which, by the provisions thereof, it is not entitled to retain; and
(ii)     for its own acts and deeds or acts and deeds of others which it has authorized in violation of the provisions thereof; and
(iii)     the acts and deeds of affiliates, as defined in the Regulatory Agreement, which person or entity it has authorized in violation of the provisions of the Regulatory Agreement.
(iv)     as otherwise provided by law.
The Owner is to be bound by the Assumed Documents, subject to the foregoing limitation of personal liability, from the date of this Agreement to the same extent as if it has been an original party to said instruments.

c.     The Mortgagee and the Secretary jointly and severally hereby release the Prior Owner from all liability arising under or in connection with the Assumed Documents, from and after the date hereof, except that the Prior Owner shall not be released from liability for obligations and responsibilities of the Note, the Mortgage and the Regulatory Agreement not expressly assumed by Owner as the purchaser.
3.     Revised References. All references in any of the foregoing Assumed Documents to the “Maker,” the “Mortgagor” or the “Grantor” shall hereinafter be deemed to refer to the Owner.
4.     Equal Opportunity Compliance. The Owner agrees that there shall be full compliance with the provisions of (1) any laws prohibiting discrimination in housing on the basis of race, color, creed or national origin; and (2) with the Regulations of the Federal Housing Administration providing for non-discrimination and equal opportunity in housing. It is understood and agreed that failure or refusal to comply with any such provisions shall be a proper basis for the Secretary to take any corrective action he may deem necessary, including, but not limited to, the rejection of future applications for FHA mortgage insurance and the refusal to enter into future contracts of any kind with which the Owner is identified; and further, the Secretary shall have a similar right of corrective action (1) with respect to any individuals who are officers, directors, principal stockholders, trustees, managers, partners or associates of the Owner; and (2) with respect to any corporation or any other type of business association or organization with which the officers, directors, principal stockholders, trustees, managers, partners or associates of the Owner may be identified.
5.     No Defenses. The Owner acknowledges and affirms to the Mortgagee and the Secretary that, as of the date hereof, there are no defenses, set-offs or counterclaims, whether legal or equitable, to the Owner's obligations under the Assumed Documents and the Owner hereby waives the right to raise or assert any such defenses, set-offs or counterclaims that the Owner may have had with respect to any suit, proceeding or foreclosure action under any of said instruments that the Mortgagee or the Secretary, or any of its or their predecessors in interest in and to the Loan may or could have brought against the Prior Owner prior to the date hereof.
6.     No Impairment. Nothing in this Agreement shall in any way impair the Assumed Documents or any other security now held for such indebtedness, or alter, waive, compromise, annul, impair or prejudice any provision, condition or covenant in the aforesaid instruments, except as specifically provided herein, nor affect or impair any rights, powers or remedies of the Mortgagee or the Secretary under the Assumed Documents, nor create a novation or new agreement by and between the parties thereto, it being the intent of the parties that the terms and provisions of the Assumed Documents, are expressly approved, ratified and confirmed, and shall continue in full force and effect except as expressly modified hereby, and that the lien of the Mortgage and the priority thereof shall be unchanged.

7.     Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and/or assigns. The Mortgagee’s execution and delivery of this Agreement is contingent upon the execution and delivery of this Agreement by the Secretary.
8.     Amendment. The Assumed Documents, each as amended by this Agreement, shall not be further modified except by an instrument in writing executed by each of the parties thereto.
9.     Severability. Notwithstanding anything herein contained, if any one or more of the provisions of this Agreement shall for any reason whatsoever be held to be illegal, invalid or unenforceable in any respect, such illegality, invalidity or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never been contained herein.
10.     Headings. The headings and titles to the sections of this Agreement are inserted for convenience only and shall not be deemed a part hereof nor affect the construction or interpretation of any provisions hereof.
11.     Governing Law. This Agreement shall be governed by all applicable federal laws and the laws of the state in which the Project is located.
12.     Counterparts. This Agreement may be executed in any number of counterparts, all of which counterparts shall be construed together and shall constitute but one agreement.
13.     Modifications to existing Agreements.
a.     The Mortgage.
Section 6 of the Mortgage is hereby deleted and the following Section 6 is inserted in lieu thereof:
“6. EXCULPATION. Except for personal liability expressly provided for in this Security Instrument or in the Note or in the Regulatory Agreement, the execution of the Note shall impose no personal liability upon Borrower and KBS Legacy Partners Properties LLC for payment of the Indebtedness evidenced thereby and in the Event of Default, the holder of the Note shall look solely to the Mortgaged Property in satisfaction of the Indebtedness and will not seek or obtain any deficiency or personal judgment against Borrower and KBS Legacy Partners Properties LLC except such judgment or decree as may be necessary to foreclose or bar its interest in the Mortgaged Property and all other property mortgaged, pledged, conveyed or assigned to secure payment of the Indebtedness; provided, that nothing in this Section 6 of this Security Instrument and no action so taken shall operate to impair any obligation of Borrower under the Regulatory Agreement.”

b.     The Regulatory Agreement.
Section 50 of the Regulatory Agreement is hereby deleted and the following Section 50 is inserted in lieu thereof:
“50. NONRECOURSE DEBT. The following individuals/entities:
KBS Legacy Partners Lofts LLC
KBS Legacy Partners Properties LLC
do not assume personal liability for payments due under the Note and Security Instrument, or for the payments to the Reserve for Replacements, or for matters not under their control, provided that said individuals/entities shall remain personally liable under this Agreement only with respect to the matters hereinafter stated; namely: (a) for funds or property of the Project coming into its hands which, by the provisions hereof, it is not entitled to retain; (b) for authorizing the conveyance, assignment, transfer, pledge, encumbrance, or other disposition of the Mortgaged Property or any interest therein in violation of Section 36(a) of this Agreement without the prior written approval of HUD; and (c) for its own acts and deeds, or acts and deeds of others, which it has authorized in violation of the provisions this Section 50. The obligations of the individuals/entities referenced above shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, any termination of this Agreement, or any release of record of the Security Instrument.
KBS LEGACY PARTNERS LOFTS LLC,
a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC,
A Delaware limited liability company,
Its sole member

By:	KBS Legacy Partners Limited Partnership,
A Delaware limited partnership,
Its sole member

By:	KBS Legacy Partners Apartment REIT, Inc.,
A Maryland corporation,
Its sole general partner

By:	/s/ Guy K. Hays
Guy K. Hays,
Executive Vice President

KBS LEGACY PARTNERS PROPERTIES LLC,
A Delaware limited liability company

By:	KBS Legacy Partners Limited Partnership,
A Delaware limited partnership,
Its sole member

By:	KBS Legacy Partners Apartment REIT, Inc.,
A Maryland corporation,
Its sole general partner

By:	/s/ Guy K. Hays
Guy K. Hays,
Executive Vice President
”
c.     The Note.
The Note is amended by an Allonge, a copy of which is attached hereto as Exhibit B and made a part of this Agreement.
d.     Agreements to remain in effect.
Except as specifically set forth herein, the Mortgage, the Regulatory Agreement and the Note shall remain in full force and effect as originally written.
14.     HUD requirements shall control. In order to induce HUD to approve the Application for Transfer of Physical Assets of which this Agreement is a part, the Owner agrees to execute and comply with any modification or revision of the existing agreements set forth in Section 13 above in accordance with promulgated HUD policy.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and made effective as of the date first above written.

(The rest of this page is intentionally left blank;
the signature pages follow this page.)

OWNER:
KBS LEGACY PARTNERS LOFTS LLC,
a Delaware limited liability company
By:    KBS Legacy Partners Properties LLC,
A Delaware limited liability company,
Its sole member
By:    KBS Legacy Partners Limited Partnership,
A Delaware limited partnership,
Its sole member
By:    KBS Legacy Partners Apartment REIT, Inc.,
A Maryland corporation,
Its sole general partner

By:	/s/ Guy K. Hays
Guy K. Hays,
Executive Vice President

STATE OF CALIFORNIA	)
) SS

COUNTY OF SAN MATEO	)
On February 6, 2014, before me, Lisa Montelius, Notary Public, personally appeared GUY K. HAYS, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
/s/ Lisa Montelius
Notary Public
[SEAL]

PRIOR OWNER:

HIGHLANDS LOFTS, LLC,
A Missouri limited liability company

By:	/s/ Steven A. Brown
Steven A. Brown,
Its authorized representative

STATE OF MISSOURI	)
) SS

COUNTY OF ST. LOUIS	)

I, Michele Y. Miller, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that Steven A. Brown, the authorized representative of Highland Lofts, LLC, a Missouri limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged to me that he, being thereunder duly authorized, signed and delivered said Instrument as the free and voluntary act of the limited liability company in behalf of the limited partnership, and as his own free and voluntary act, for the uses and purposes set forth therein.

GIVEN under my hand and notarial seal, this 7th day of February, 2014.

/s/ Michele T. Miller
Notary Public

My Commission Expires:

MORTGAGEE:

GERSHMAN INVESTMENT CORP.,
An Arkansas corporation

By: /s/ Amy Michel

Name:	Amy Michel

Title:	Vice President

STATE OF MISSOURI	)
) SS

COUNTY OF ST. LOUIS	)

I, Alli Ritchey, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that Amy Michel, the Vice President of Gershman Investment Corp., an Arkansas corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged to me that he, being thereunder duly authorized, signed and delivered said Instrument as the free and voluntary act of the corporation, and as his own free and voluntary act, for the uses and purposes set forth therein.

GIVEN under my hand and notarial seal, this 10th day of February, 2014.

/s/ Alli Ritchey
Notary Public

My Commission Expires: 07/26/2015

SECRETARY OF HOUSING AND
URBAN DEVELOPMENT,
WASHINGTON, D.C.

By:	/s/ Timothy J. Ferlin
Authorized Agent

STATE OF ARKANSAS	)
) SS

COUNTY OF	)

ON THIS 18 DAY OF February, 2014, BEFORE ME, THE UNDERSIGNED, A NOTARY PUBLIC IN AND FOR SAID STATE, PERSONALLY APPEARED Timothy J. Ferlin, AS AUTHORIZED AGENT FOR THE SECRETARY OF HOUSING AND URBAN DEVELOPMENT, PERSONALLY KNOWN TO ME TO BE THE PERSON WHOSE NAME IS SUBSCRIBED TO THE WITHIN INSTRUMENT AND ACKNOWLEDGED TO ME THAT HE/SHE EXECUTED THE SAME IN HIS/HER AUTHORIZED CAPACITY AND THAT BY HIS/HER SIGNATURE ON THE INSTRUMENT THE PERSON, OR THE ENTITY UPON BEHALF OF WHICH THE PERSON ACTED, EXECUTED THE INSTRUMENT

WITNESS MY HAND AND OFFICIAL SEAL.

/s/ Joyce A. Hoeng
NOTARY PUBLIC

MY TERM EXPIRES:12/22/2014

EXHIBIT A
Legal Description of Property
The land referred to herein is situated in the City of St. Louis, State of Missouri, and is described as follows:
Tract 1:
A tract of land being Lot 2 of the Highlands At Forest Park, a subdivision in the City of St. Louis, Missouri, and being in City Block 4002, according to the plat thereof recorded in Plat Book 74, Page 15 of the St. Louis City Records, St. Louis City, Missouri, and being more particularly described as follows:
Beginning at the Southwest corner of above said Lot 2, thence along the boundary lines of said Lot 2, the following courses and distances: North 06 degrees 59 minutes 45 seconds East 268.15 feet; South 83 degrees 00 minutes 15 seconds East 233.09 feet; South 14 degrees 59 minutes 12 seconds West 267.39 feet to a curve to the right; said curve having a radius of 45.00 feet, an arc distance of 75.11 feet; thence continuing along said boundary line North 69 degrees 22 minutes 32 seconds West 144.83 feet to the Point of Beginning.
Tract 2:
A tract of land being Lot 5A of the Resubdivision of Lot 4 and Lot 5 of Highlands At Forest Park, a subdivision in the City of St. Louis, Missouri, and being in City Block 4002, according to the plat thereof recorded in Plat Book 82, Page 22 of the St. Louis City Records, St. Louis City, Missouri, and being more particularly described as follows:
Beginning at the Northwest corner of above said Lot 5A, thence along the boundary lines of said Lot 5A, the following courses and distances: South 83 degrees 00 minutes 15 seconds East 233.06 feet; South 06 degrees 59 minutes 45 seconds West 268.14 feet; South 83 degrees 22 minutes 02 seconds West 144.19 feet to a curve to the right; said curve having a radius of 44.50 feet, an arc distance of 75.45 feet; thence continuing along said boundary line North 00 degrees 59 minutes 41 seconds West 267.94 feet to the Point of Beginning.
Tract 3:
Rights of Easements appurtenant to the above descriptions Parcel 1 and Parcel 2 pursuant to that certain Declaration of Covenants and Restrictions of the Highlands at Forest Park recorded in Book 1624M, Page 1970 as amended by the First Amendment to Indenture of Covenants and Restrictions for the Highlands at Forest Park, City of St. Louis, Missouri recorded in Book 10062004, Page 0232, and as amended by the Second Amendment to Indenture of Covenants and Restrictions for the Highlands at Forest Park, City of St Louis, Missouri recorded in Book 08292007, Page 0206.
Commonly referred to as: 1031 Highlands Plaza Drive W., St. Louis, MO 63110

EXHIBIT B
Allonge to Note

ALLONGE TO
NOTE
(MULTISTATE)
HUD PROJECT NO. 085-35545
HUD PROJECT NAME: The Lofts at the Highlands

US $32,539,400.00	February ___, 2014
(the “Note”)
--------------------------------------------------
KBS Legacy Partners Lofts LLC, a Delaware limited liability company (the “Borrower”), hereby assumes and agrees to be bound by the Note from and after the date set forth below, pursuant to the terms of that certain Modification/Release and Assumption Agreement executed by the Borrower, Highlands Lofts, LLC, a Missouri limited liability company (the original Maker of the Note), Gershman Investment Corp., an Arkansas corporation, as Lender, and the U.S. Department of Housing and Urban Development (“HUD”).
The Note shall otherwise remain in full force and effect as originally written, except as follows:
In Section 8. Exculpation; Remedies, subsection (a) is hereby deleted and the following subsection (a) is inserted in lieu thereof:
“(a) Except for personal liability expressly provided for in this Note or in the Security Instrument or in the Regulatory Agreement, the execution of this Note shall impose no personal liability upon Borrower and KBS Legacy Partners Properties LLC for payment of the Indebtedness evidenced thereby and in the Event of Default, the holder of the Note shall look solely to the Mortgaged Property in satisfaction of the Indebtedness and will not seek or obtain any deficiency or personal judgment against Borrower and KBS Legacy Partners Properties LLC except such judgment or decree as may be necessary to foreclose or bar its interest in the Mortgaged Property and all other property mortgaged, pledged, conveyed or assigned to secure payment of the Indebtedness; provided, that nothing in this Section 8 of this Note and no action so taken shall operate to impair any obligation of Borrower under the Regulatory Agreement.”
(The Allonge signature page follows this page.)

KBS LEGACY PARTNERS LOFTS LLC,
A Delaware limited liability company

By:	KBS Legacy Partners Properties LLC,
A Delaware limited liability company

By:	KBS Legacy Partners Limited Partnership,
A Delaware limited partnership,
Its sole member

By:	KBS Legacy Partners Apartments REIT, Inc.,
A Maryland corporation,
Its sole general partner

By:	/s/ Guy K. Hays
Guy K. Hays,
Its Executive Vice President

Dated:    February ____, 2014